Exhibit 15.1

Protocol Rewards Engine
PropsRewards.sol

pragma solidity ^0.4.24;

import "zos-lib/contracts/Initializable.sol";
import "openzeppelin-eth/contracts/math/SafeMath.sol";
import "openzeppelin-eth/contracts/token/ERC20/ERC20.sol";
import { PropsRewardsLib } from "./PropsRewardsLib.sol";

/**
* @title Props Rewards
* @dev Contract allows to set approved apps and validators. Submit and mint rewards...
**/
contract PropsRewards is Initializable, ERC20 {
using SafeMath for uint256;
/*
* Events
*/
event DailyRewardsSubmitted(
uint256 indexed rewardsDay,
bytes32 indexed rewardsHash,
address indexed validator
);

event DailyRewardsApplicationsMinted(
uint256 indexed rewardsDay,
bytes32 indexed rewardsHash,
uint256 numOfApplications,
uint256 amount
);

event DailyRewardsValidatorsMinted(
uint256 indexed rewardsDay,
bytes32 indexed rewardsHash,
uint256 numOfValidators,
uint256 amount
);

event EntityUpdated(
address indexed id,

PropsRewardsLib.RewardedEntityType indexed entityType,
bytes32 name,
address rewardsAddress,
address indexed sidechainAddress
);

event ParameterUpdated(
PropsRewardsLib.ParameterName param,
uint256 newValue,
uint256 oldValue,
uint256 rewardsDay
);

event ValidatorsListUpdated(
address[] validatorsList,
uint256 indexed rewardsDay
);

event ApplicationsListUpdated(
address[] applicationsList,
uint256 indexed rewardsDay
);

event ControllerUpdated(address indexed newController);

event Settlement(
address indexed applicationId,
bytes32 indexed userId,
address indexed to,
uint256 amount,
address rewardsAddress
);
/*
* Storage
*/

PropsRewardsLib.Data internal rewardsLibData;
uint256 public maxTotalSupply;
uint256 public rewardsStartTimestamp;
address public controller; // controller entity

/*
* Modifiers

*/
modifier onlyController() {
require(
msg.sender == controller,
"Must be the controller"
);
_;
}

/**
* @dev The initializer function for upgrade as initialize was already called, get the decimals used in the token to initialize the params
* @param _controller address that will have controller functionality on rewards protocol
* @param _minSecondsBetweenDays uint256 seconds required to pass between consecutive rewards day
* @param _rewardsStartTimestamp uint256 day 0 timestamp
*/
function initializePostRewardsUpgrade1(
address _controller,
uint256 _minSecondsBetweenDays,
uint256 _rewardsStartTimestamp
)
public
{
uint256 decimals = 18;
_initializePostRewardsUpgrade1(_controller, decimals, _minSecondsBetweenDays, _rewardsStartTimestamp);
}

/**
* @dev Set new validators list
* @param _rewardsDay uint256 the rewards day from which this change should take effect
* @param _validators address[] array of validators
*/
function setValidators(uint256 _rewardsDay, address[] _validators)
public
onlyController
{
PropsRewardsLib.setValidators(rewardsLibData, _rewardsDay, _validators);
emit ValidatorsListUpdated(_validators, _rewardsDay);
}

/**

* @dev Set new applications list
* @param _rewardsDay uint256 the rewards day from which this change should take effect
* @param _applications address[] array of applications
*/
function setApplications(uint256 _rewardsDay, address[] _applications)
public
onlyController
{
PropsRewardsLib.setApplications(rewardsLibData, _rewardsDay, _applications);
emit ApplicationsListUpdated(_applications, _rewardsDay);
}

/**
* @dev Get the applications or validators list
* @param _entityType RewardedEntityType either application (0) or validator (1)
* @param _rewardsDay uint256 the rewards day to use for this value
*/
function getEntities(PropsRewardsLib.RewardedEntityType _entityType, uint256 _rewardsDay)
public
view
returns (address[])
{
return PropsRewardsLib.getEntities(rewardsLibData, _entityType, _rewardsDay);
}

/**
* @dev The function is called by validators with the calculation of the daily rewards
* @param _rewardsDay uint256 the rewards day
* @param _rewardsHash bytes32 hash of the rewards data
* @param _applications address[] array of application addresses getting the daily reward
* @param _amounts uint256[] array of amounts each app should get
*/
function submitDailyRewards(
uint256 _rewardsDay,
bytes32 _rewardsHash,
address[] _applications,
uint256[] _amounts
)
public
{
// if submission is for a new day check if previous day validator rewards were given if not give to participating ones if (_rewardsDay > rewardsLibData.dailyRewards.lastApplicationsRewardsDay) {
uint256 previousDayValidatorRewardsAmount = PropsRewardsLib.calculateValidatorRewards(
rewardsLibData,
rewardsLibData.dailyRewards.lastApplicationsRewardsDay,
rewardsLibData.dailyRewards.lastConfirmedRewardsHash,
false
);
if (previousDayValidatorRewardsAmount > 0) {
_mintDailyRewardsForValidators(rewardsLibData.dailyRewards.lastApplicationsRewardsDay, rewardsLibData.dailyRewards.lastConfirmedRewardsHash, previousDayValidatorRewardsAmount);
}
}
// check and give application rewards if majority of validators agree uint256 appRewardsSum = PropsRewardsLib.calculateAndFinalizeApplicationRewards(
rewardsLibData,
_rewardsDay,
_rewardsHash,
_applications,
_amounts,
totalSupply()
);
if (appRewardsSum > 0) {
_mintDailyRewardsForApps(_rewardsDay, _rewardsHash, _applications, _amounts, appRewardsSum);
}

// check and give validator rewards if all validators submitted uint256 validatorRewardsAmount = PropsRewardsLib.calculateValidatorRewards(
rewardsLibData,
_rewardsDay,
_rewardsHash,
true
);
if (validatorRewardsAmount > 0) {
_mintDailyRewardsForValidators(_rewardsDay, _rewardsHash, validatorRewardsAmount);
}

emit DailyRewardsSubmitted(_rewardsDay, _rewardsHash, msg.sender);
}

/**
* @dev Allows the controller/owner to update to a new controller
* @param _controller address address of the new controller
*/
function updateController(
address _controller
)
public
onlyController
{
require(_controller != address(0), "Controller cannot be the zero address");
controller = _controller;
emit ControllerUpdated
(
_controller
);
}

/**
* @dev Allows getting a parameter value based on timestamp
* @param _name ParameterName name of the parameter
* @param _rewardsDay uint256 starting when should this parameter use the current value
*/
function getParameter(
PropsRewardsLib.ParameterName _name,
uint256 _rewardsDay
)
public
view
returns (uint256)
{
return PropsRewardsLib.getParameterValue(rewardsLibData, _name, _rewardsDay);
}

/**
* @dev Allows the controller/owner to update rewards parameters
* @param _name ParameterName name of the parameter
* @param _value uint256 new value for the parameter
* @param _rewardsDay uint256 starting when should this parameter use the current value
*/
function updateParameter(
PropsRewardsLib.ParameterName _name,

uint256 _value,
uint256 _rewardsDay
)
public
onlyController
{
PropsRewardsLib.updateParameter(rewardsLibData, _name, _value, _rewardsDay);
emit ParameterUpdated(
_name,
rewardsLibData.parameters[uint256(_name)].currentValue,
rewardsLibData.parameters[uint256(_name)].previousValue,
rewardsLibData.parameters[uint256(_name)].rewardsDay
);
}

/**
* @dev Allows an application or validator to add/update its details
* @param _entityType RewardedEntityType either application (0) or validator (1)
* @param _name bytes32 name of the app
* @param _rewardsAddress address an address for the app to receive the rewards
* @param _sidechainAddress address the address used for using the sidechain
*/
function updateEntity(
PropsRewardsLib.RewardedEntityType _entityType,
bytes32 _name,
address _rewardsAddress,
address _sidechainAddress
)
public
{
PropsRewardsLib.updateEntity(rewardsLibData, _entityType, _name, _rewardsAddress, _sidechainAddress);
emit EntityUpdated(msg.sender, _entityType, _name, _rewardsAddress, _sidechainAddress);
}

/**
* @dev Allows an application to settle sidechain props. Should be called from an application rewards address
* @param _applicationAddress address the application main address (used to setup the application)
* @param _userId bytes32 identification of the user on the sidechain that was settled
* @param _to address where to send the props to

* @param _amount uint256 the address used for using the sidechain
*/
function settle(
address _applicationAddress,
bytes32 _userId,
address _to,
uint256 _amount
)
public
{
require(
rewardsLibData.applications[_applicationAddress].rewardsAddress == msg.sender,
"settle may only be called by an application"
);
_transfer(msg.sender, _to, _amount);
emit Settlement(_applicationAddress, _userId, _to, _amount, msg.sender);
}
/**
* @dev internal intialize rewards upgrade1
* @param _controller address that will have controller functionality on rewards protocol
* @param _decimals uint256 number of decimals used in total supply
* @param _minSecondsBetweenDays uint256 seconds required to pass between consecutive rewards day
* @param _rewardsStartTimestamp uint256 day 0 timestamp
*/
function _initializePostRewardsUpgrade1(
address _controller,
uint256 _decimals,
uint256 _minSecondsBetweenDays,
uint256 _rewardsStartTimestamp
)
internal
{
require(maxTotalSupply==0, "Initialize rewards upgrade1 can happen only once");
controller = _controller;
// ApplicationRewardsPercent pphm ==> 0.03475%
PropsRewardsLib.updateParameter(rewardsLibData, PropsRewardsLib.ParameterName.ApplicationRewardsPercent, 34750, 0);
// // ApplicationRewardsMaxVariationPercent pphm ==> 150%
PropsRewardsLib.updateParameter(rewardsLibData, PropsRewardsLib.ParameterName.ApplicationRewardsMaxVariationPercent, 150 * 1e6, 0);
// // ValidatorMajorityPercent pphm ==> 50%

PropsRewardsLib.updateParameter(rewardsLibData, PropsRewardsLib.ParameterName.ValidatorMajorityPercent, 50 * 1e6, 0);
// // ValidatorRewardsPercent pphm ==> 0.001829%
PropsRewardsLib.updateParameter(rewardsLibData, PropsRewardsLib.ParameterName.ValidatorRewardsPercent, 1829, 0);

// max total supply is 1,000,000,000 PROPS specified in AttoPROPS
rewardsLibData.maxTotalSupply = maxTotalSupply = 1 * 1e9 * (10 ** _decimals);
rewardsLibData.rewardsStartTimestamp = rewardsStartTimestamp = _rewardsStartTimestamp;
rewardsLibData.minSecondsBetweenDays = _minSecondsBetweenDays;

}

/**
* @dev Mint rewards for validators
* @param _rewardsDay uint256 the rewards day
* @param _rewardsHash bytes32 hash of the rewards data
* @param _amount uint256 amount each validator should get
*/
function _mintDailyRewardsForValidators(uint256 _rewardsDay, bytes32 _rewardsHash, uint256 _amount)
internal
{
uint256 validatorsCount = rewardsLibData.dailyRewards.submissions[_rewardsHash].validatorsList.length;
for (uint256 i = 0; i < validatorsCount; i++) {
_mint(rewardsLibData.validators[rewardsLibData.dailyRewards.submissions[_rewardsHash].validatorsList[i]].rewardsAddress,_amount);
}
PropsRewardsLib._resetDailyRewards(rewardsLibData, _rewardsHash);
emit DailyRewardsValidatorsMinted(
_rewardsDay,
_rewardsHash,
validatorsCount,
(_amount * validatorsCount)
);
}

/**
* @dev Mint rewards for apps
* @param _rewardsDay uint256 the rewards day

* @param _rewardsHash bytes32 hash of the rewards data
* @param _applications address[] array of application addresses getting the daily reward
* @param _amounts uint256[] array of amounts each app should get
* @param _sum uint256 the sum of all application rewards given
*/
function _mintDailyRewardsForApps(
uint256 _rewardsDay,
bytes32 _rewardsHash,
address[] _applications,
uint256[] _amounts,
uint256 _sum
)
internal
{
for (uint256 i = 0; i < _applications.length; i++) {
_mint(rewardsLibData.applications[_applications[i]].rewardsAddress, _amounts[i]);
}
emit DailyRewardsApplicationsMinted(_rewardsDay, _rewardsHash, _applications.length, _sum);
}
}

PropsRewardsLib.sol

pragma solidity ^0.4.24;

import "openzeppelin-eth/contracts/math/SafeMath.sol";

/**
* @title Props Rewards Library
* @dev Library to manage application and validators and parameters
**/
library PropsRewardsLib {
using SafeMath for uint256;
/*
* Events
*/

/*
* Storage
*/

// The various parameters used by the contract
enum ParameterName { ApplicationRewardsPercent, ApplicationRewardsMaxVariationPercent, ValidatorMajorityPercent, ValidatorRewardsPercent}
enum RewardedEntityType { Application, Validator }

// Represents a parameter current, previous and time of change struct Parameter {
uint256 currentValue; // current value in Pphm valid after timestamp uint256 previousValue; // previous value in Pphm for use before timestamp uint256 rewardsDay; // timestamp of when the value was updated
}
// Represents application details
struct RewardedEntity {
bytes32 name; // Application name
address rewardsAddress; // address where rewards will be minted to address sidechainAddress; // address used on the sidechain
bool isInitializedState; // A way to check if there's something in the map and whether it is already added to the list
RewardedEntityType entityType; // Type of rewarded entity
}

// Represents validators current and previous lists
struct RewardedEntityList {
mapping (address => bool) current;
mapping (address => bool) previous;
address[] currentList;
address[] previousList;
uint256 rewardsDay;
}

// Represents daily rewards submissions and confirmations
struct DailyRewards {
mapping (bytes32 => Submission) submissions;
bytes32[] submittedRewardsHashes;
uint256 totalSupply;
bytes32 lastConfirmedRewardsHash;
uint256 lastApplicationsRewardsDay;
}

struct Submission {
mapping (address => bool) validators;
address[] validatorsList;

uint256 confirmations;
uint256 finalizedStatus; // 0 - initialized, 1 - finalized
bool isInitializedState; // A way to check if there's something in the map and whether it is already added to the list
}

// represent the storage structures
struct Data {
// applications data
mapping (address => RewardedEntity) applications;
address[] applicationsList;
// validators data
mapping (address => RewardedEntity) validators;
address[] validatorsList;
// adjustable parameters data
mapping (uint256 => Parameter) parameters; // uint256 is the parameter enum index
// the participating validators
RewardedEntityList selectedValidators;
// the participating applications
RewardedEntityList selectedApplications;
// daily rewards submission data
DailyRewards dailyRewards;
uint256 minSecondsBetweenDays;
uint256 rewardsStartTimestamp;
uint256 maxTotalSupply;
uint256 lastValidatorsRewardsDay;
}
/*
* Modifiers
*/
modifier onlyOneConfirmationPerValidatorPerRewardsHash(Data storage _self, bytes32 _rewardsHash) {
require(
!_self.dailyRewards.submissions[_rewardsHash].validators[msg.sender],
"Must be one submission per validator"
);
_;
}

modifier onlyExistingApplications(Data storage _self, address[] _entities) {
for (uint256 i = 0; i < _entities.length; i++) {
require(

_self.applications[_entities[i]].isInitializedState,
"Application must exist"
);
}
_;
}

modifier onlyExistingValidators(Data storage _self, address[] _entities) {
for (uint256 i = 0; i < _entities.length; i++) {
require(
_self.validators[_entities[i]].isInitializedState,
"Validator must exist"
);
}
_;
}

modifier onlySelectedValidators(Data storage _self, uint256 _rewardsDay) {
if (!_usePreviousSelectedRewardsEntityList(_self.selectedValidators, _rewardsDay)) {
require (
_self.selectedValidators.current[msg.sender],
"Must be a current selected validator"
);
} else {
require (
_self.selectedValidators.previous[msg.sender],
"Must be a previous selected validator"
);
}
_;
}

modifier onlyValidRewardsDay(Data storage _self, uint256 _rewardsDay) {
require(
_currentRewardsDay(_self) > _rewardsDay && _rewardsDay > _self.lastValidatorsRewardsDay,
"Must be for a previous day but after the last rewards day"
);
_;
}

modifier onlyValidFutureRewardsDay(Data storage _self, uint256 _rewardsDay) {
require(

_rewardsDay >= _currentRewardsDay(_self),
"Must be future rewardsDay"
);
_;
}

modifier onlyValidAddresses(address _rewardsAddress, address _sidechainAddress) {
require(
_rewardsAddress != address(0) &&
_sidechainAddress != address(0),
"Must have valid rewards and sidechain addresses"
);
_;
}

/**
* @dev The function is called by validators with the calculation of the daily rewards
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day
* @param _rewardsHash bytes32 hash of the rewards data
* @param _allValidators bool should the calculation be based on all the validators or just those which submitted
*/
function calculateValidatorRewards(
Data storage _self,
uint256 _rewardsDay,
bytes32 _rewardsHash,
bool _allValidators
)
public
view
returns (uint256)
{
uint256 numOfValidators;
if (_self.dailyRewards.submissions[_rewardsHash].finalizedStatus == 1)
{
if (_allValidators) {
numOfValidators = _requiredValidatorsForValidatorsRewards(_self, _rewardsDay);
if (numOfValidators > _self.dailyRewards.submissions[_rewardsHash].confirmations) return 0;
} else {
numOfValidators = _self.dailyRewards.submissions[_rewardsHash].confirmations;
}

uint256 rewardsPerValidator = _getValidatorRewardsDailyAmountPerValidator(_self, _rewardsDay, numOfValidators);
return rewardsPerValidator;
}
return 0;
}

/**
* @dev The function is called by validators with the calculation of the daily rewards
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day
* @param _rewardsHash bytes32 hash of the rewards data
* @param _applications address[] array of application addresses getting the daily reward
* @param _amounts uint256[] array of amounts each app should get
* @param _currentTotalSupply uint256 current total supply
*/
function calculateAndFinalizeApplicationRewards(
Data storage _self,
uint256 _rewardsDay,
bytes32 _rewardsHash,
address[] _applications,
uint256[] _amounts,
uint256 _currentTotalSupply
)
public
onlyValidRewardsDay(_self, _rewardsDay)
onlyOneConfirmationPerValidatorPerRewardsHash(_self, _rewardsHash)
onlySelectedValidators(_self, _rewardsDay)
returns (uint256)
{
require(
_rewardsHashIsValid(_self, _rewardsDay, _rewardsHash, _applications, _amounts),
"Rewards Hash is invalid"
);
if (!_self.dailyRewards.submissions[_rewardsHash].isInitializedState) {
_self.dailyRewards.submissions[_rewardsHash].isInitializedState = true;
_self.dailyRewards.submittedRewardsHashes.push(_rewardsHash);
}
_self.dailyRewards.submissions[_rewardsHash].validators[msg.sender] = true;
_self.dailyRewards.submissions[_rewardsHash].validatorsList.push(msg.sender);
_self.dailyRewards.submissions[_rewardsHash].confirmations++;

if (_self.dailyRewards.submissions[_rewardsHash].confirmations == _requiredValidatorsForAppRewards(_self, _rewardsDay)) {
uint256 sum = _validateSubmittedData(_self, _applications, _amounts);
require(
sum <= _getMaxAppRewardsDailyAmount(_self, _rewardsDay, _currentTotalSupply),
"Rewards data is invalid - exceed daily variation"
);
_finalizeDailyApplicationRewards(_self, _rewardsDay, _rewardsHash, _currentTotalSupply);
return sum;
}
return 0;
}

/**
* @dev Finalizes the state, rewards Hash, total supply and block timestamp for the day
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day
* @param _rewardsHash bytes32 the daily rewards hash
* @param _currentTotalSupply uint256 the current total supply
*/
function _finalizeDailyApplicationRewards(Data storage _self, uint256 _rewardsDay, bytes32 _rewardsHash, uint256 _currentTotalSupply)
public
{
_self.dailyRewards.totalSupply = _currentTotalSupply;
_self.dailyRewards.lastConfirmedRewardsHash = _rewardsHash;
_self.dailyRewards.lastApplicationsRewardsDay = _rewardsDay;
_self.dailyRewards.submissions[_rewardsHash].finalizedStatus = 1;
}

/**
* @dev Get parameter's value
* @param _self Data pointer to storage
* @param _name ParameterName name of the parameter
* @param _rewardsDay uint256 the rewards day
*/
function getParameterValue(
Data storage _self,
ParameterName _name,
uint256 _rewardsDay
)
public

view
returns (uint256)
{
if (_rewardsDay >= _self.parameters[uint256(_name)].rewardsDay) {
return _self.parameters[uint256(_name)].currentValue;
} else {
return _self.parameters[uint256(_name)].previousValue;
}
}

/**
* @dev Allows the controller/owner to update rewards parameters
* @param _self Data pointer to storage
* @param _name ParameterName name of the parameter
* @param _value uint256 new value for the parameter
* @param _rewardsDay uint256 the rewards day
*/
function updateParameter(
Data storage _self,
ParameterName _name,
uint256 _value,
uint256 _rewardsDay
)
public
onlyValidFutureRewardsDay(_self, _rewardsDay)
{
if (_rewardsDay <= _self.parameters[uint256(_name)].rewardsDay) {
_self.parameters[uint256(_name)].currentValue = _value;
_self.parameters[uint256(_name)].rewardsDay = _rewardsDay;
} else {
_self.parameters[uint256(_name)].previousValue = _self.parameters[uint256(_name)].currentValue;
_self.parameters[uint256(_name)].currentValue = _value;
_self.parameters[uint256(_name)].rewardsDay = _rewardsDay;
}
}

/**
* @dev Allows an application to add/update its details
* @param _self Data pointer to storage
* @param _entityType RewardedEntityType either application (0) or validator (1)
* @param _name bytes32 name of the app
* @param _rewardsAddress address an address for the app to receive the rewards

* @param _sidechainAddress address the address used for using the sidechain
*/
function updateEntity(
Data storage _self,
RewardedEntityType _entityType,
bytes32 _name,
address _rewardsAddress,
address _sidechainAddress
)
public
onlyValidAddresses(_rewardsAddress, _sidechainAddress)
{
if (_entityType == RewardedEntityType.Application) {
updateApplication(_self, _name, _rewardsAddress, _sidechainAddress);
} else {
updateValidator(_self, _name, _rewardsAddress, _sidechainAddress);
}
}

/**
* @dev Allows an application to add/update its details
* @param _self Data pointer to storage
* @param _name bytes32 name of the app
* @param _rewardsAddress address an address for the app to receive the rewards
* @param _sidechainAddress address the address used for using the sidechain
*/
function updateApplication(
Data storage _self,
bytes32 _name,
address _rewardsAddress,
address _sidechainAddress
)
public
returns (uint256)
{
_self.applications[msg.sender].name = _name;
_self.applications[msg.sender].rewardsAddress = _rewardsAddress;
_self.applications[msg.sender].sidechainAddress = _sidechainAddress;
if (!_self.applications[msg.sender].isInitializedState) {
_self.applicationsList.push(msg.sender);
_self.applications[msg.sender].isInitializedState = true;
_self.applications[msg.sender].entityType = RewardedEntityType.Application;
}

return uint256(RewardedEntityType.Application);
}

/**
* @dev Allows a validator to add/update its details
* @param _self Data pointer to storage
* @param _name bytes32 name of the validator
* @param _rewardsAddress address an address for the validator to receive the rewards
* @param _sidechainAddress address the address used for using the sidechain
*/
function updateValidator(
Data storage _self,
bytes32 _name,
address _rewardsAddress,
address _sidechainAddress
)
public
returns (uint256)
{
_self.validators[msg.sender].name = _name;
_self.validators[msg.sender].rewardsAddress = _rewardsAddress;
_self.validators[msg.sender].sidechainAddress = _sidechainAddress;
if (!_self.validators[msg.sender].isInitializedState) {
_self.validatorsList.push(msg.sender);
_self.validators[msg.sender].isInitializedState = true;
_self.validators[msg.sender].entityType = RewardedEntityType.Validator;
}
return uint256(RewardedEntityType.Validator);
}

/**
* @dev Set new validators list
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day from which the list should be active
* @param _validators address[] array of validators
*/
function setValidators(
Data storage _self,
uint256 _rewardsDay,
address[] _validators
)
public
onlyValidFutureRewardsDay(_self, _rewardsDay)

onlyExistingValidators(_self, _validators)
{
// no need to update the previous if its' the first time or second update in the same day if (_rewardsDay > _self.selectedValidators.rewardsDay && _self.selectedValidators.currentList.length > 0)
_updatePreviousEntityList(_self.selectedValidators);

_updateCurrentEntityList(_self.selectedValidators, _validators);
_self.selectedValidators.rewardsDay = _rewardsDay;
}

/**
* @dev Set new applications list
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day from which the list should be active
* @param _applications address[] array of applications
*/
function setApplications(
Data storage _self,
uint256 _rewardsDay,
address[] _applications
)
public
onlyValidFutureRewardsDay(_self, _rewardsDay)
onlyExistingApplications(_self, _applications)
{

if (_rewardsDay > _self.selectedApplications.rewardsDay && _self.selectedApplications.currentList.length > 0)
_updatePreviousEntityList(_self.selectedApplications);
_updateCurrentEntityList(_self.selectedApplications, _applications);
_self.selectedApplications.rewardsDay = _rewardsDay;
}

/**
* @dev Get applications or validators list
* @param _self Data pointer to storage
* @param _entityType RewardedEntityType either application (0) or validator (1)
* @param _rewardsDay uint256 the rewards day to determine which list to get
*/
function getEntities(
Data storage _self,
RewardedEntityType _entityType,

uint256 _rewardsDay
)
public
view
returns (address[])
{
if (_entityType == RewardedEntityType.Application) {
if (!_usePreviousSelectedRewardsEntityList(_self.selectedApplications, _rewardsDay)) {
return _self.selectedApplications.currentList;
} else {
return _self.selectedApplications.previousList;
}
} else {
if (!_usePreviousSelectedRewardsEntityList(_self.selectedValidators, _rewardsDay)) {
return _self.selectedValidators.currentList;
} else {
return _self.selectedValidators.previousList;
}
}
}

/**
* @dev Get which entity list to use. If true use previous if false use current
* @param _rewardedEntitylist RewardedEntityList pointer to storage
* @param _rewardsDay uint256 the rewards day to determine which list to get
*/
function _usePreviousSelectedRewardsEntityList(RewardedEntityList _rewardedEntitylist, uint256 _rewardsDay)
internal
pure
returns (bool)
{
if (_rewardsDay >= _rewardedEntitylist.rewardsDay) {
return false;
} else {
return true;
}
}

/**
* @dev Checks how many validators are needed for app rewards
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day

* @param _currentTotalSupply uint256 current total supply
*/
function _getMaxAppRewardsDailyAmount(
Data storage _self,
uint256 _rewardsDay,
uint256 _currentTotalSupply
)
public
view
returns (uint256)
{
return ((_self.maxTotalSupply.sub(_currentTotalSupply)).mul(
getParameterValue(_self, ParameterName.ApplicationRewardsPercent, _rewardsDay)).mul(
getParameterValue(_self, ParameterName.ApplicationRewardsMaxVariationPercent, _rewardsDay))).div(1e16);
}

/**
* @dev Checks how many validators are needed for app rewards
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day
* @param _numOfValidators uint256 number of validators
*/
function _getValidatorRewardsDailyAmountPerValidator(
Data storage _self,
uint256 _rewardsDay,
uint256 _numOfValidators
)
public
view
returns (uint256)
{
return (((_self.maxTotalSupply.sub(_self.dailyRewards.totalSupply)).mul(
getParameterValue(_self, ParameterName.ValidatorRewardsPercent, _rewardsDay))).div(1e8)).div(_numOfValidators);
}

/**
* @dev Checks if app daily rewards amount is valid
* @param _self Data pointer to storage
* @param _applications address[] array of application addresses getting the daily rewards

* @param _amounts uint256[] array of amounts each app should get
*/
function _validateSubmittedData(
Data storage _self,
address[] _applications,
uint256[] _amounts
)
public
view
returns (uint256)
{
uint256 sum;
bool valid = true;
for (uint256 i = 0; i < _amounts.length; i++) {
sum = sum.add(_amounts[i]);
if (!_self.applications[_applications[i]].isInitializedState) valid = false;
}
require(
sum > 0 && valid,
"Sum zero or none existing app submitted"
);
return sum;
}

/**
* @dev Checks if submitted data matches rewards hash
* @param _rewardsDay uint256 the rewards day
* @param _rewardsHash bytes32 hash of the rewards data
* @param _applications address[] array of application addresses getting the daily rewards
* @param _amounts uint256[] array of amounts each app should get
*/
function _rewardsHashIsValid(
Data storage _self,
uint256 _rewardsDay,
bytes32 _rewardsHash,
address[] _applications,
uint256[] _amounts
)
public
view
returns (bool)
{
bool nonActiveApplication = false;

if (!_usePreviousSelectedRewardsEntityList(_self.selectedApplications, _rewardsDay)) {
for (uint256 i = 0; i < _applications.length; i++) {
if (!_self.selectedApplications.current[_applications[i]]) {
nonActiveApplication = true;
}
}
} else {
for (uint256 j = 0; j < _applications.length; j++) {
if (!_self.selectedApplications.previous[_applications[j]]) {
nonActiveApplication = true;
}
}
}
return
_applications.length > 0 &&
_applications.length == _amounts.length &&
!nonActiveApplication &&
keccak256(abi.encodePacked(_rewardsDay, _applications.length, _amounts.length, _applications, _amounts)) == _rewardsHash;
}

/**
* @dev Checks how many validators are needed for app rewards
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day
*/
function _requiredValidatorsForValidatorsRewards(Data storage _self, uint256 _rewardsDay)
public
view
returns (uint256)
{
if (!_usePreviousSelectedRewardsEntityList(_self.selectedValidators, _rewardsDay)) {
return _self.selectedValidators.currentList.length;
} else {
return _self.selectedValidators.previousList.length;
}
}

/**
* @dev Checks how many validators are needed for app rewards
* @param _self Data pointer to storage
* @param _rewardsDay uint256 the rewards day
*/

function _requiredValidatorsForAppRewards(Data storage _self, uint256 _rewardsDay)
public
view
returns (uint256)
{
if (!_usePreviousSelectedRewardsEntityList(_self.selectedValidators, _rewardsDay)) {
return ((_self.selectedValidators.currentList.length.mul(getParameterValue(_self, ParameterName.ValidatorMajorityPercent, _rewardsDay))).div(1e8)).add(1);
} else {
return ((_self.selectedValidators.previousList.length.mul(getParameterValue(_self, ParameterName.ValidatorMajorityPercent, _rewardsDay))).div(1e8)).add(1);
}
}

/**
* @dev Get rewards day from block.timestamp
* @param _self Data pointer to storage
*/
function _currentRewardsDay(Data storage _self)
public
view
returns (uint256)
{
//the the start time - floor timestamp to previous midnight divided by seconds in a day will give the rewards day number if (_self.minSecondsBetweenDays > 0) {
return (block.timestamp.sub(_self.rewardsStartTimestamp)).div(_self.minSecondsBetweenDays).add(1);
} else {
return 0;
}
}

/**
* @dev Update current daily applications list.
* If new, push.
* If same size, replace
* If different size, delete, and then push.
* @param _rewardedEntitylist RewardedEntityList pointer to storage
* @param _entities address[] array of entities
*/
//_updateCurrentEntityList(_rewardedEntitylist, _entities,_rewardedEntityType),

function _updateCurrentEntityList(
RewardedEntityList storage _rewardedEntitylist,
address[] _entities
)
internal
{
bool emptyCurrentList = _rewardedEntitylist.currentList.length == 0;
if (!emptyCurrentList && _rewardedEntitylist.currentList.length != _entities.length) {
_deleteCurrentEntityList(_rewardedEntitylist);
emptyCurrentList = true;
}

for (uint256 i = 0; i < _entities.length; i++) {
if (emptyCurrentList) {
_rewardedEntitylist.currentList.push(_entities[i]);
} else {
_rewardedEntitylist.currentList[i] = _entities[i];
}
_rewardedEntitylist.current[_entities[i]] = true;
}
}

/**
* @dev Update previous daily list
* @param _rewardedEntitylist RewardedEntityList pointer to storage
*/
function _updatePreviousEntityList(RewardedEntityList storage _rewardedEntitylist)
internal
{
bool emptyPreviousList = _rewardedEntitylist.previousList.length == 0;
if (
!emptyPreviousList &&
_rewardedEntitylist.previousList.length != _rewardedEntitylist.currentList.length
) {
_deletePreviousEntityList(_rewardedEntitylist);
emptyPreviousList = true;
}
for (uint256 i = 0; i < _rewardedEntitylist.currentList.length; i++) {
if (emptyPreviousList) {
_rewardedEntitylist.previousList.push(_rewardedEntitylist.currentList[i]);
} else {
_rewardedEntitylist.previousList[i] = _rewardedEntitylist.currentList[i];
}

_rewardedEntitylist.previous[_rewardedEntitylist.currentList[i]] = true;
}
}

/**
* @dev Delete existing values from the current list
* @param _rewardedEntitylist RewardedEntityList pointer to storage
*/
function _deleteCurrentEntityList(RewardedEntityList storage _rewardedEntitylist)
internal
{
for (uint256 i = 0; i < _rewardedEntitylist.currentList.length ; i++) {
delete _rewardedEntitylist.current[_rewardedEntitylist.currentList[i]];
}
delete _rewardedEntitylist.currentList;
}

/**
* @dev Delete existing values from the previous applications list
* @param _rewardedEntitylist RewardedEntityList pointer to storage
*/
function _deletePreviousEntityList(RewardedEntityList storage _rewardedEntitylist)
internal
{
for (uint256 i = 0; i < _rewardedEntitylist.previousList.length ; i++) {
delete _rewardedEntitylist.previous[_rewardedEntitylist.previousList[i]];
}
delete _rewardedEntitylist.previousList;
}

/**
* @dev Deletes rewards day submission data
* @param _self Data pointer to storage
* @param _rewardsHash bytes32 rewardsHash
*/
function _resetDailyRewards(
Data storage _self,
bytes32 _rewardsHash
)
public
{
_self.lastValidatorsRewardsDay = _self.dailyRewards.lastApplicationsRewardsDay;

for (uint256 j = 0; j < _self.dailyRewards.submissions[_rewardsHash].validatorsList.length; j++) {
delete(
_self.dailyRewards.submissions[_rewardsHash].validators[_self.dailyRewards.submissions[_rewardsHash].validatorsList[j]]
);
}
delete _self.dailyRewards.submissions[_rewardsHash].validatorsList;
_self.dailyRewards.submissions[_rewardsHash].confirmations = 0;
_self.dailyRewards.submissions[_rewardsHash].finalizedStatus = 0;
_self.dailyRewards.submissions[_rewardsHash].isInitializedState = false;
}
}